UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 21, 2006
(Date of earliest event reported)

PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Market, Spear Tower, Suite 2400, San Francisco, CA		94105
(Address of principal executive offices)		(Zip code)

415-267-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
77 Beale Street, P. O. Box 770000, San Francisco, CA		94177
(Address of principal executive offices)		(Zip code)

(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 21, 2006, the PG&E Corporation and Pacific Gas and Electric Company (Utility) Boards of Directors adopted resolutions amending the PG&E Corporation and Utility Bylaws to permit PG&E Corporation and the Utility to implement a book-entry Direct Registration System, which allows shares of stock to be owned, reported, and transferred electronically without the need for physical stock certificates. Previously, the PG&E Corporation and Utility Bylaws required certificates to be issued upon transfer of shares and to replace lost certificates. Under California law, a shareholder still may receive a paper certificate upon request. The amendments to the Bylaws became effective June 21, 2006. The text of the amendment to PG&E Corporation’s Bylaws is attached hereto as Exhibit 99.1 and the text of the amendment to the Utility’s Bylaws is attached hereto as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure

The information set forth under this item and in Exhibit 99.3 is being furnished, not filed, pursuant to Item 7.01 of Form 8-K.

During the next several weeks, members of PG&E Corporation’s management will participate in meetings with various investment professionals at which the presentation slides attached hereto as Exhibit 99.3 will be used.

The materials attached as Exhibit 99.3 contain forward-looking statements regarding management’s guidance for PG&E Corporation’s 2006 and 2007 earnings per share from operations, capital expenditures, the Utility’s rate base and rate base growth, anticipated costs and benefits from various initiatives to improve business processes, anticipated electric resources, and targeted average annual growth rate for PG&E Corporation’s earnings per share from operations, over the 2006-2010 period. These statements are based on current expectations and various assumptions which management believes are reasonable, including that substantial capital investments are made in Utility business over the 2006-2010 period and that the Utility earns an authorized return on equity of 11.35%. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:

—	Unanticipated changes in operating expenses or capital expenditures, which may affect the Utility’s ability to earn its authorized rate of return;
—	How the Utility manages its responsibility to procure electric capacity and energy for its customers;
—	The adequacy and price of natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the natural gas market for its customers;
—
The operation of the Utility’s Diablo Canyon nuclear power plant, which could cause the Utility to incur potentially significant environmental costs and capital expenditures, and the extent to which the Utility is able to timely increase its spent nuclear fuel storage capacity at Diablo Canyon;

—
Whether the Utility is able to recognize the anticipated cost benefits and savings to result from its efforts to improve customer service through implementation of specific initiatives to streamline business processes and deploy new technology;

—
The outcome of proceedings pending at the Federal Energy Regulatory Commission and the California Public Utilities Commission (CPUC), including the Utility’s 2007 General Rate Case and the CPUC’s pending investigation into the Utility’s billing and collection practices;

—
How the CPUC administers the capital structure, stand-alone dividend, and first priority conditions of the CPUC’s decisions permitting the establishment of holding companies for the California investor-owned electric utilities, and the outcome of the CPUC's new rulemaking proceeding concerning the relationship between the California investor-owned energy utilities and their holding companies and non-regulated affiliates;

—	The impact of the recently adopted Energy Policy Act of 2005 and future legislative or regulatory actions or policies affecting the energy industry;
—	Increased municipalization and other forms of bypass in the Utility’s service territory; and
—	Other factors discussed in PG&E Corporation's and Pacific Gas and Electric Company’s SEC reports.

Item 9.01 Financial Statements and Exhibits

                                                                                         Exhibits

Exhibit 99.1	Text of the amendment to the Bylaws of PG&E Corporation effective June 21, 2006

Exhibit 99.2	Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective June 21, 2006

The following exhibit is being furnished, and is not deemed to be filed:

Exhibit 99.3     PG&E Corporation’s Presentation Slides for Investor Meetings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: June 22, 2006	By:	/s/ LINDA Y.H. CHENG

LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: June 22, 2006	By:	/s/ LINDA Y.H. CHENG

LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

No.	Description of Exhibit

Exhibit 99.1	Text of the amendment to the Bylaws of PG&E Corporation effective June 21, 2006

Exhibit 99.2	Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective June 21, 2006

Exhibit 99.3	PG&E Corporation’s Presentation Slides for Investor Meetings